EXHIBIT 10.59

Name of Subscriber: Donald Miller
                    ----------------------------------------------------

Dollar Amount of Note Subscribed for: $102,000.00
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IMPORTANT: Please read this carefully before signing. You are being asked to make significant representations. An investment in these securities involves a high degree of risk, and you should not purchase these securities unless you can afford the loss of your entire investment.

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             SUBSCRIPTION AGREEMENT and LETTER OF INVESTMENT INTENT
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GelStat Corporation
1650 West 82nd Street, Suite 1200
Bloomington, MN  55431


Gentlemen:

      The undersigned hereby tenders this subscription for the purchase of the three (3) month note ("Note"), of GelStat Corporation (the "Company"), in the amount indicated above, the form of which Note is attached hereto as Exhibit A. For each such $60,000 subscribed for the Company agrees to and will immediately issue a five year warrant ("Warrant") in such form as attached hereto as Exhibit B, for the purchase of 10,000 shares of its $0.01 par value common stock which, when issued upon exercise, will be fully paid and nonassessable (the "Common Stock"). The Note, Warrant and Common Stock individually and collectively are referred to herein as "Securities".

      A check or other form of payment payable to "GelStat Corporation" for purchase of the Note is also delivered herewith. Wire transfer instructions are available from the Company. The undersigned understands that the minimum investment is ($60,000), subject to the discretion of the Company to waive this minimum and accept subscriptions for a lesser amount, in which case the number of shares represented by the Warrant shall be adjusted on a pro rata basis. The undersigned further understands that a subscription for the Note may be rejected, in whole or in part, for any reason and that, in the event that this subscription is rejected, the purchase price delivered herewith will be promptly returned, without interest thereon or deduction therefrom. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1. The undersigned acknowledges and represents as follows:

(a) That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Securities.

(b) That the undersigned has received, reviewed and understands the terms and conditions of the Securities and all other documents the undersigned has requested from the Company. In evaluating the suitability of an investment in the Securities, the undersigned has not relied upon any representations or other information (whether written or oral) from the Company, its officers, directors or employees or from any other person other than as set forth herein.

(c) That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Securities, has the capacity to protect the undersigned's own interests in connection with an investment in the Securities and has the net worth to undertake such risks;

(d) That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of an investment in the Securities in light of the undersigned's financial condition and investment needs;

(e) That the undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

(f) That the undersigned has been given full and complete access to information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Securities, and to obtain any additional information desired, to the extent reasonably available;

(g) That the undersigned recognizes that the Company has a limited operating history and that the Securities as an investment involve a high degree of risk, including, the risk of loss of 100% of the undersigned's investment in the Securities.

(h) That the undersigned realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available. The undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and requires conformity with the restrictions contained in paragraph 2 below and legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability;

(i) That the undersigned acknowledges and understands that a restrictive legend will be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

2. The undersigned has been advised that the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents and warrants that the Securities are being purchased for the undersigned's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the undersigned has made no agreement with others regarding any of the Securities; and the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration (it being understood that, the Company shall not have any obligation to register the Securities for such purpose).

3. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

4. The undersigned represents and warrants that the undersigned comes within at least one category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. However, the undersigned acknowledges that the Company may disclose this information to the extent necessary to establish the availability of an exemption from registration under applicable federal or state securities laws. The undersigned agrees to furnish any additional information which the Company reasonably requires in order to verify the answers set forth below.

INSTRUCTIONS:  Initial each category that applies:

Category I __ D.M.__ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

Category II ______ The undersigned is an individual (not a partnership, corporation, etc.) who had individual income in excess of $200,000, or joint income with the undersigned's spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

Category III ______ The undersigned is a bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act,, an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Act, Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.


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(describe entity and indicate amount of total assets)

Category IV ______ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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(describe entity and indicate amount of total assets)

Category V ______ The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

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(describe entity and indicate amount of total assets)

Category VI __D.M__ The undersigned is a director or executive officer of the Company.

Category VII ______ The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a "Sophisticated Person" as described in
Section 230.506(b)(2)(ii) of the Act.

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(describe entity and indicate amount of total assets)

Category VIII ______ The undersigned is an entity in which all of the equity owners are "Accredited Investors" as defined in Section 230.501 (a) of the Act.

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(describe entity and indicate amount of total assets)

Category IX ______ The undersigned does NOT come within any of the above categories.

5. The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them. The undersigned hereby undertakes to notify the Company immediately of any material change in any information contained herein that may occur prior to the issuance of the Securities, and agrees to indemnify and hold harmless the Company and its officers, directors and agents against any losses, claims, damages, or liabilities to which they may become subject as a result of any misrepresentations, misstatements or omissions of fact made by the undersigned to the Company in connection with this Subscription Agreement and Letter of Investment Intent and any supplements hereto.

6. The undersigned, if other than an individual, makes the following additional representations:

(a) The undersigned was not organized for the specific purpose of acquiring the Securities; and

(b) This Subscription Agreement and Letter of Investment Intent have been duly authorized by all necessary action on the part of the undersigned, have been duly executed by an authorized representative of the undersigned, and are legal, valid and binding obligations of the undersigned enforceable in accordance with their respective terms.

7. The undersigned, if an individual, further represents and warrants that (initial one of the categories below);

(a) __D.M.__ The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the undersigned's own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks; or

(b) ______ The undersigned intends to use or has used the services of a purchaser representative acceptable to the Company ("Purchaser Representative") in connection with evaluating the merits and risks of an investment in the Securities. The undersigned hereby acknowledges the following named person(s) to be the undersigned's Purchaser Representative in connection with evaluating the merits and risks of an investment in the Securities (if this category is initialed, the Purchaser Representative must complete, sign, and return a Purchaser Representation Questionnaire (available from the Company) with this Subscription Agreement and Letter of Investment Intent):

The advisor's name, address, and occupation are as follows:

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

8. The undersigned, if an individual, further represents and warrants as follows.

The undersigned's current net worth (mark one: individual __D.M.__ ; joint ______;) is:

_D.M._ greater than $1,000,000

______ $500,000 to $1,000,000

______ less than $500,000


(Net Worth is equal to the fair market value of all assets less all debt. See the explanation under paragraph 4, Category 1, on page 4)

The undersigned's gross income for 2001 (mark one: individual ______; joint ______;) totaled:

______ more than $300,000
______ $200,000 to $300,000
______ $100,000 to $199,000
______ less than $100,000

The undersigned's gross income for 2002 (mark one: individual ______; joint ______;) totaled:

______ more than $300,000
______ $200,000 to $300,000
______ $100,000 to $199,000
______ less than $100,000

The undersigned's gross income for 2003 (mark one: individual ______; joint ______;) totaled:

______ more than $300,000
______ $200,000 to $300,000
______ $100,000 to $199,000
______ less than $100,000

The undersigned's anticipated gross income for 2004 (mark one: individual ______; joint ______;) is reasonably expected to total:

______ more than $300,000
______ $200,000 to $300,000
______ $100,000 to $199,000
______ less than $100,000

9. Manner in which Title is To Be Held. Place an "X" in one space below:

      (a)   __x__ Individual Ownership
      (b)   ______ Community Property
      (c) ______ Joint Tenant with Right of Survivorship (both parties must sign)
      (d)   ______ Partnership
      (e)   ______ Tenants in Common
      (f)   ______ Corporation
      (g)   ______ Trust
      (h)   ______ Other (Describe):

10. My state of residence and the state I received the offer to invest and made the decision to invest in the Securities: Florida
                                                     ---------------------------

Donald Miller
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Please PRINT above the exact name(s) in which the Securities are to be held.


        The undersigned hereby represents he or she has read this entire
      Subscription Agreement and Note as well as any additional or related information.

                            INDIVIDUAL ACKNOWLEDGMENT

THE FOREGOING IS HEREBY ACCEPTED and the undersigned hereby subscribes for the following dollar amount of Note $
102,000.00



Executed this 14th day of Dec., 2004            Address to Which Correspondence
              --------    -------------         Should be Directed:


/s/Donald Miller                                Donald Miller
--------------------------------------          ------------------------
Signature (Individual)                          Name Printed



--------------------------------------          ------------------------
Social Security Number                          Street Address



-------------------------------------           ------------------------
Second Signature (if required)                  City, State, and Zip



------------------------------------            ------------------------
 Second Social Security Number                  Telephone Number


                                                ------------------------
                                                Facsimile Number



                                                ------------------------
                                                Email Address


                 IF MORE THAN ONE RECORD HOLDER, ALL MUST SIGN.

                CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY


THE FOREGOING IS HEREBY ACCEPTED and the undersigned hereby subscribes for the following dollar amount of Note $
                                -------------------------


Executed this _____ day of _________, 200_      Address to Which Correspondence
                                                Should be Directed:

---------------------------                     ----------------------------
Type of Entity                                  Name of Entity


---------------------------                     ----------------------------
State of Formation of Entity                    Street Address


By:
---------------------------                     ----------------------------
Signature                                       City, State, and Zip


Its:
---------------------------                     ----------------------------
                                                Telephone Number


--------------------------                      ----------------------------
Name Typed or Printed                           Facsimile Number


--------------------------                      ----------------------------
Tax ID or Social Security Number                Email Address

                            CERTIFICATE OF SIGNATORY

      To be completed if Securities are being subscribed for by an entity.

I, ____________, am the ________________ of _______________ (the "Entity").

      I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent have been duly and validly executed on behalf of the Entity and constitute legal and binding obligations of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ____ day of _______, 200_.


                                        ---------------------------------
                                        Signature

                                   ACCEPTANCE



This Subscription Agreement and Letter of Investment Intent from Donald Miller for the following dollar amount of Note $ 102,000.00 is hereby accepted.


                                  GelStat Corporation (a Minnesota corporation)

                                  By: /s/  Stephen C. Roberts
                                      -------------------------------------
                                      Stephen C. Roberts, Chief Executive
Officer

                                  Date: 12-8-04

Exhibit A

Promissory Note                                             December 2, 2004
Principal Amount $ 102,000.00             Holder Donald Miller

FOR VALUE RECEIVED the undersigned promises to pay Holder the full amount shown above as follows.

In its entirety, without interest, the sooner of:

      1. Within three (3) business days of that date on which the Company closes on cumulative net proceeds of $2,000,000 or greater which are obtained through any other offering of its Securities, including without limitation any debt, common stock or preferred stock; or,

      2.    February 2, 2005.

It is expressly agreed that no interest shall be owed, the Company having provided the Warrant for purchase of the Company's common stock shares in lieu of interest. As such, repayment of the principal amount as shown above in full according to the time provisions contained herein shall constitute full satisfaction of this Promissory Note.

It is further agreed that, in such case where the Company closes on $2,000,000 or more in net proceeds according to repayment provision (1) above, that the Company shall make its best efforts to inform the Holder not less than three (3) days prior to such closing and shall offer the Holder the option to convert the principal amount hereof into the securities of the Company so offered according to the same terms and provisions (the "Conversion Right"). Notwithstanding anything to the contrary, should the Conversion Right prevent or substantially impede the Company's ability to close on such financing, the Company may, at its sole discretion, elect to repay the Holder in cash as otherwise according to the terms hereof.


Holder                                      Company


Signature: /s/  Donald Miller               /s/  Stephen C. Roberts
           ------------------------         ---------------------------
Name: Donald Miller                         Stephen C. Roberts
      -------------------                   Chief Executive Officer,
Title:                                      GelStat Corporation

Exhibit B

                          COMMON STOCK PURCHASE WARRANT

                               To Purchase 17,000
                            Shares of Common Stock of

                               GELSTAT CORPORATION

THIS CERTIFIES THAT Donald Miller (the "Holder"), or its permitted assigns, is entitled to subscribe to and purchase from GelStat Corporation, a Minnesota corporation (the "Company"), at any time on or after December 2, 2004 until 5:00 p.m. Minneapolis, Minnesota time on December 2, 2009, seventeen thousand (17,000) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), at the price of Three Dollars ($3.00) per share (the "Warrant Exercise Price"), subject to adjustment as hereinafter indicated.

      This Warrant is subject to the following provisions, terms, and conditions:

      1. Exercise and Transferability.

            (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to fewer than 100 shares of Common Stock), by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and payment to it by cash or certified or cashier's check of the Warrant Exercise Price for the Warrant Shares being purchased.

            (b) This Warrant may not be transferred, except by will, pursuant to the operation of law, or in compliance with the provisions of Section 9 hereof.

      2. Issuance of the Warrant Shares. The Company agrees that the Warrant Shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Subject to the provisions of the next succeeding Section, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of Common Stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of Section 9 hereof, to the extent that such provisions and limitations are applicable.

      3. Covenants of the Company. The Company covenants and agrees that the Warrant Shares issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to, or less than, the then effective Warrant Exercise Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for issuance upon exercise of the rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of such rights.

      4. Antidilution Adjustments. The provisions of this Warrant relating to the number of Warrant Shares and the Warrant Exercise Price are subject to adjustment as hereinafter provided.

            (a) In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and, conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effective immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Subsection 4(a), no adjustment in the Warrant Exercise Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 4 as a result of, or by reason of, any such subdivision or combination.

            (b) Except as hereinafter provided, no adjustment of the Warrant Exercise Price hereunder shall be made if such adjustment results in a change in the Warrant Exercise Price then in effect of less than five cents ($.05). Any adjustment of less than five cents ($.05) of any Warrant Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to five cents ($.05) or more. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Warrant Exercise Price up to and including any date upon which this Warrant is exercised.

      5. Consolidation, Merger, or Sale of Assets. In the case of any consolidation or merger of the Company with another corporation, the sale of all or substantially all of its assets to another person, or any reorganization or reclassification of the capital stock of the Company (except a split-up or combination, provision for which is made in Section 4 hereof):

            (a) As a condition of such consolidation, merger, sale, reorganization, or reclassification, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, or assets as may (by virtue of such consolidation, merger, sale, reorganization, or reclassification) be issued or payable with respect to, or in exchange for, a number of outstanding shares of the Company's Common Stock equal to the number of Warrant Shares immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger, or sale unless, prior to, or simultaneously with, the consummation thereof, the successor person or persons purchasing such assets or succeeding or resulting from such consolidation, merger, reorganization, or reclassification shall assume by written instrument, executed and mailed or delivered to the Holder, the obligation to deliver to such Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

      6. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay an amount in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or on Nasdaq, the average of the last reported closing bid and asked prices as reported by market makers in such Common Stock on the over-the-counter market or, if not listed on a national securities exchange or on Nasdaq or quoted by market makers, the fair market value as determined in good faith by the Company's Board of Directors.

      7. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's currently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding-up of the Company.

      8. No Voting Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.

      9. Restrictions on Transfer of the Warrant and the Warrant Shares.

            (a) The Holder of this Warrant, by acceptance hereof, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933 or applicable state securities laws and certifies that the Warrant is being acquired for investment, for the Holder's own account, and not for distribution or sale. The Holder further acknowledges that similar representations may be required prior to the delivery of Warrant Shares following exercise of the Warrant.

            (b) The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel, and if in the opinion of such counsel the proposed transfer complies with federal and state securities laws and may be effected without registration or qualification (under any federal or state law), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer or dispose of the Warrant or Warrant Shares in accordance with the written notice.

            If, in the opinion of Company's counsel referred to in this Section 9, the proposed transfer of the Warrant or any Warrant Shares described in the written notice given pursuant to this Section 9 may not be effected without registration or qualification under federal or state securities laws, the Company shall promptly give written notice thereof to the Holder hereof, and the Holder will limit his activities in respect to such as, in the opinion of such counsel, are permitted by law.

            (c) The following legend respecting restrictions upon the transfer of the Warrant and the Warrant Shares shall be endorsed on all certificates for the Warrant and the Warrant Shares:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND APPLICABLE STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF SUCH SECURITIES HAS AGREED NOT TO EFFECT A DISPOSITION OF SUCH SECURITIES UNLESS AND UNTIL (i) A REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES HAS BECOME EFFECTIVE UNDER THE 1933 ACT OR
            (ii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      In addition, the Company's transfer agent shall place a stop order on the Company's transfer books with regard to the Warrant and the Warrant Shares.

      IN WITNESS WHEREOF, GelStat Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated December 2, 2004.

                                        GELSTAT CORPORATION


                                        By /s/  Stephen C. Roberts
                                           -------------------------------------
                                           Stephen C. Roberts,
                                           Chief Executive Officer

                              WARRANT EXERCISE FORM

                   To be signed only upon exercise of Warrant.


      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ of the shares of Common Stock of GelStat Corporation to which such Warrant relates and herewith makes payment of $___________ therefore in cash or by certified check, and requests that such shares be issued and be delivered to, ___________________________, the address for which is set forth below the signature of the undersigned.

Dated:
      --------------------------------------

                                        ----------------------------------------
(Taxpayer's I.D. Number)                (Signature)

                                                --------------------------------

                                                --------------------------------
                                                (Address)

      The undersigned represents that the aforesaid shares resulting from the exercise of the Warrant are acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:
      ------------------------          --------------------------------

                                        --------------------------------
                                        Signature(s), if joint

The signature on the Notice of Exercise must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.